Exhibit 10.1

SEVENTH AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

THIS SEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (the “Seventh Amendment”) is dated as of April 9, 2008, and is made by and among PENN VIRGINIA OPERATING CO., LLC, a Delaware limited liability company (the “Borrower”), the GUARANTORS (individually a “Guarantor” and collectively, the “Guarantors”), the FINANCIAL INSTITUTIONS PARTY HERETO (individually a “Lender” and collectively, the “Lenders”) and PNC BANK, NATIONAL ASSOCIATION, as agent for the Lenders (the “Agent”).

RECITALS:

WHEREAS, the Borrower, the Guarantors, the Lenders and the Agent are parties to that certain Amended and Restated Credit Agreement, dated as of March 3, 2005, as amended by that certain First Amendment, Waiver, and Consent to Amended and Restated Credit Agreement, dated as of July 15, 2005, that certain Second Amendment to Amended and Restated Credit Agreement dated as of August 22, 2006 and effective as of August 15, 2006, that certain Third Amendment to Amended and Restated Credit Agreement dated as of December 11, 2006, that certain Fourth Amendment to Amended and Restated Credit Agreement dated as of September 7, 2007, that certain Fifth Amendment to Amended and Restated Credit Agreement dated as of October 8, 2007 and that certain Sixth Amendment, Waiver, and Consent to Amended and Restated Credit Agreement, dated as of March 14, 2008 (as amended, the “Credit Agreement”); unless otherwise defined herein, capitalized terms used herein shall have the meanings given to them in the Credit Agreement;

WHEREAS, the Borrower and the Guarantors have requested that the Lenders agree to amend certain provisions of the Credit Agreement in order to increase the Revolving Credit Commitment from $450,000,000 to $600,000,000 and to make changes to the pricing grid set forth on Schedule 1.1(A) to the Credit Agreement, all pursuant to the terms and subject to the applicable conditions set forth herein, and the Required Lenders (as defined in the Credit Agreement) have agreed to amend the Credit Agreement as hereinafter provided.

NOW, THEREFORE, in consideration of the foregoing and intending to be legally bound, and incorporating the above-defined terms herein, the parties hereto agree as follows:

1. Recitals. The foregoing recitals are true and correct and incorporated herein by reference.

2. Amendment to Credit Agreement.

(a) New Definition. The following new definitions are hereby inserted in Section 1.1 of the Credit Agreement in alphabetical order:

“CrossPoint Closing Date means the date one or more of the Loan Parties makes an initial investment in CrossPoint.”

“Seventh Amendment Effective Date means April 9, 2008.”

(b) Existing Definition.

(i) The definition of Immaterial Subsidiary contained in Section 1.1 of the Credit Agreement is hereby amended and restated as follows:

“Immaterial Subsidiary means, collectively, CBC/Leon Limited Partnership, an Oklahoma limited partnership; Leon Limited Partnership I, an Oklahoma limited partnership; Coal Handling Solutions LLC, a Delaware limited liability company; Covington Handling LLC, a Delaware limited liability company; Maysville Handling LLC, a Delaware limited liability company; Kingsport Handling LLC, a Delaware limited liability company; Kingsport Services LLC, a Delaware limited liability company; Thunder Creek Gas Services, L.L.C., a Wyoming limited liability company (“Thunder Creek”), and CrossPoint Pipeline, LLC, a Delaware limited liability company (“CrossPoint”).”

(ii) The definition of Revolving Credit Commitment Increase Date contained in Section 1.1 of the Credit Agreement is hereby deleted.

(c) Increase of Revolving Credit Commitments.

(i) Subject to satisfaction of the conditions set forth in Section 4 below, on the Seventh Amendment Effective Date, the Borrower, the Agent and the Lenders hereby increase the Revolving Credit Commitments from $450,000,000 to $600,000,000 so that after giving effect to such increase, each Lender has the Revolving Credit Commitment as set forth opposite such Lender’s name on the amended and restated Schedule 1.1(B) attached to this Seventh Amendment.

(ii) On the Seventh Amendment Effective Date, the Borrower shall repay all Revolving Credit Loans outstanding along with any and all accrued interest and fees on the Seventh Amendment Effective Date, subject to the Borrower’s indemnity obligations under Section 5.6.2 [Indemnity] of the Credit Agreement provided that the Borrower may borrow new Revolving Credit Loans with a Borrowing Date on the Seventh Amendment Effective Date. Each of the Lenders shall participate in any new Loans made on or after the Seventh Amendment Effective Date in accordance with their respective Ratable Shares after giving effect to the increase in Revolving Credit Commitments contemplated by this Seventh Amendment.

(iii) On the Seventh Amendment Effective Date and after giving effect to the increase in the Revolving Credit Commitments pursuant hereto, each Lender (a) will be deemed to have purchased a participation in each then outstanding Letter of Credit equal to its Ratable Share of each such Letter of Credit and the participation of each other Lender in each such Letter of Credit shall be adjusted accordingly; and (b) will acquire, (and will pay to the Agent, for the account of each Lender, in immediately available funds, an amount equal to) its Ratable Share of all outstanding Participation Advances.

(d) Loans, Acquisitions and Investments. Section 2.10 [Increase in Commitments] of the Credit Agreement is hereby deleted.

(e) Loans and Investments. Subsection 8.2.4(v) is hereby amended and restated to read as follows:

“(v) investments in (1) Immaterial Subsidiaries, other than Thunder Creek or CrossPoint, as of the Closing Date, (2) Thunder Creek as of the Sixth Amendment Effective Date and (3) CrossPoint as of the CrossPoint Closing Date in an amount not to exceed $6,000,000; and”

(f) Schedules. In order to reflect the changes in the pricing grid set forth on Schedule 1.1(A) to the Credit Agreement and increase in the Revolving Credit Commitments, Schedule 1.1(A) [Pricing Grid] and Part 1 of Schedule 1.1(B) [Commitments of Lenders and Addresses for Notices to Lenders] shall be amended and restated to read as set forth on the Schedules attached to this Amendment bearing such name and numerical reference.

3. Consent and Waiver. Effective as of the date hereof:

(a) the Agent and the Lenders hereby consent to the Loan Parties entering into an agreement to (i) form CrossPoint, (ii) own fifty percent (50%) of the membership interests of CrossPoint and (iii) make an initial investment in CrossPoint not to exceed $6,000,000 (collectively, the “CrossPoint Investment”); and

(b) the Agent and the Lenders hereby waive the Loan Parties’ compliance with the requirement set forth in Section 8.2.4 [Loans and Investments] of the Credit Agreement as it relates to the CrossPoint Investment. The Lenders do not amend, modify or waive Section 8.2.4 [Loans and Investments] for any other purpose, or any future periods, except as expressly provided for herein.

4. Conditions to Effectiveness. The Consent and Waiver contained in Section 3 of this Seventh Amendment shall be effective as of the date hereof. The amendments contained in Section 2 of this Seventh Amendment shall become effective upon satisfaction of each of the following conditions being satisfied to the satisfaction of the Agent:

(a) Execution and Delivery of Seventh Amendment. The Borrower, the Guarantors, each of the Lenders and the Agent shall have executed those Loan Documents to which it is a party, and all other documentation necessary for effectiveness of this Amendment shall have been executed and delivered all to the satisfaction of the Borrower, the Lenders and the Agent.

(b) Notes. The Borrower shall have executed and delivered to each of the Lenders whose Revolving Credit Commitment is increasing new Revolving Credit Notes, reflecting the amount of each such Lender’s Revolving Credit Commitments as so increased.

(c) Each new Lender that joins the Credit Agreement shall have executed a New Lender Joinder substantially in the form of Exhibit A attached hereto and the Loan Parties and the Agent shall have acknowledged and/or consented, as applicable, to the joinder of such new Lender.

(d) Organization, Authorization and Incumbency. There shall be delivered to the Agent for the benefit of each Lender a certificate, dated as of the Seventh Amendment Effective Date and signed by the Secretary or an Assistant Secretary of each Loan Party, certifying as appropriate as to:

(i) all action taken by such party in connection with this Seventh Amendment and the other Loan Documents together with resolutions of the general partner of the Parent of the Borrower on behalf of each of Loan Parties evidencing same;

(ii) the names of the officer or officers authorized to sign this Seventh Amendment and the other documents executed and delivered in connection herewith and the true signatures of such officer or officers and specifying the Authorized Officers permitted to act on behalf of the Loan Parties for purposes of the Loan Documents and the true signatures of such officers, on which the Agent and each Lender may conclusively rely; and

(iii) copies of its organizational documents, including its certificate of incorporation, bylaws, certificate of limited partnership, partnership agreement, certificate of formation and limited liability company agreement, in each case as in effect on the Seventh Amendment Effective Date, certified by the appropriate state official where such documents are filed in a state office together with certificates from the appropriate state officials as to the continued existence and good standing of the Borrower in each state where organized or qualified to do business, provided, however, that the Loan Parties may, in lieu of delivering copies of the foregoing organizational documents and good standing certificates, certify that the organizational documents and good standing certificates previously delivered by the Loan Parties to the Agent remain in full force and effect and have not been modified, amended, or rescinded.

(e) Opinion of Counsel. The Borrower shall cause to be delivered to the Agent an opinion of counsel of the Borrower with respect to this Seventh Amendment in such form as shall be acceptable to the Agent.

(f) Material Adverse Change. Each of the Loan Parties represents and warrants to the Agent and the Lenders that, by its execution and delivery hereof to the Agent, after giving effect to this Seventh Amendment, no Material Adverse Change shall have occurred with respect to the Borrower or any of the Loan Parties since the Closing Date of the Credit Agreement.

(g) Litigation. Each of the Loan Parties represents and warrants to the Agent and the Lenders that, by its execution and delivery hereof to the Agent, after giving effect to this Seventh Amendment, there are no actions, suits, investigations, litigation or governmental proceedings pending or, to the Loans Parties’ knowledge, threatened against any of the Loan Parties that could reasonably be expected to result in a Material Adverse Change.

(h) Officer’s Certificate. There shall be delivered to the Agent a certificate of the Loan Parties, dated the Seventh Amendment Effective Date and signed by the Chief Executive Officer, President, Vice President or Chief Financial Officer of each Loan Party, certifying that: (1) the representations and warranties of the Borrower contained in Article 6 of the Credit Agreement shall be true and accurate on and as of the Seventh Amendment Effective Date with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein); (2) the Loan Parties shall have performed and complied with all covenants and conditions of the Credit Agreement and this Seventh Amendment; (3) no Event of Default or Potential Default under the Credit Agreement shall have occurred and be continuing or shall exist and (4) no Material Adverse Change has occurred with respect to any Loan Party since March 3, 2005.

(i) Representations and Warranties; No Event of Default. The representations and warranties set forth in the Credit Agreement and this Seventh Amendment shall be true and correct on and as of the Seventh Amendment Effective Date with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein), and no Potential Default or Event of Default shall exist and be continuing under the Credit Agreement or under any other Material Contract, as of the Seventh Amendment Effective Date.

(j) Note Purchase Agreement. No “Default” or “Event of Default” (as such terms are defined in the Note Purchase Agreement) is in existence or has occurred and is continuing under the Note Purchase Agreement after giving effect to the amendments set forth in the Seventh Amendment.

(k) Consents and Approvals. No consent, approval, exemption, order or authorization of, or a registration or filing with, any Official Body or any other Person is required by any Law or any agreement in connection with the execution, delivery and carrying out of this Seventh Amendment by any Loan Party other than such consents, approvals, exemptions, orders or authorizations that have already been obtained.

(l) Amendment Fee. The Borrower shall have paid to the Agent (i) any fees as set forth in a the Agent’s Fee Letter by and between the Borrower and the Agent dated March 12, 2008 and (ii) the reasonable costs and expenses of the Agent including, without limitation, reasonable fees of the Agent’s counsel in connection with this Amendment.

5. Miscellaneous.

(a) Representations and Warranties. By its execution and delivery hereof to the Agent, each of the Loan Parties represents and warrants to the Agent and the Lenders that (i) such Loan Party has duly authorized, executed and delivered this Seventh Amendment, and (ii) no “Default” or “Event of Default” (as such terms are defined in the Note Purchase Agreement) shall have occurred and be continuing under the Note Purchase Agreement after giving effect to the amendments set forth in the Seventh Amendment.

(b) Full Force and Effect. All provisions of the Credit Agreement remain in full force and effect on and after the Seventh Amendment Effective Date and the date hereof except as expressly amended hereby. The parties do not amend any provisions of the Credit Agreement except as expressly amended hereby.

(c) Counterparts. This Seventh Amendment may be signed in counterparts (by facsimile transmission or otherwise) but all of such counterparts together shall constitute one and the same instrument.

(d) Incorporation into Credit Agreement. This Seventh Amendment shall be incorporated into the Credit Agreement by this reference. All representations, warranties, Events of Default and covenants set forth herein shall be a part of the Credit Agreement as if originally contained therein.

(e) Governing Law. This Seventh Amendment and the rights and obligations of the parties hereunder shall be governed by, and construed in accordance with, the laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.

(f) Payment of Fees and Expenses. The Borrower unconditionally agrees to pay and reimburse the Agent and save the Agent harmless against liability for the payment of all out-of-pocket costs, expenses and disbursements, including without limitation, to the Agent for itself the reasonable costs and expenses of the Agent including, without limitation, the reasonable fees and expenses of counsel incurred by the Agent in connection with the development, preparation, execution, administration, interpretation or performance of this Seventh Amendment and all other documents or instruments to be delivered in connection herewith.

(g) No Novation. Except as amended hereby, all of the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect. Borrower, the Guarantors, each Lender, and the Agent acknowledge and agree that this Seventh Amendment is not intended to constitute, nor does it constitute, a novation, interruption, suspension of continuity, satisfaction, discharge or termination of the obligations, loans, liabilities, or indebtedness under the Credit Agreement or the other Loan Documents.

[SIGNATURE PAGES FOLLOW]

[SIGNATURE PAGE TO PENN VIRGINIA OPERATING CO., LLC

SEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Seventh Amendment as of the day and year first above written.

BORROWER

PENN VIRGINIA OPERATING CO., LLC

By:	/s/ Frank A. Pici	(SEAL)
Name:	Frank A. Pici
Title:	Vice President and Chief Financial Officer

[SIGNATURE PAGE TO PENN VIRGINIA OPERATING CO., LLC

SEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

GUARANTORS:

PENN VIRGINIA RESOURCE PARTNERS, L.P.

By:	Penn Virginia Resource GP, LLC, its sole general partner
CONNECT ENERGY SERVICES, LLC
CONNECT GAS GATHERING, LLC
CONNECT GAS PIPELINE LLC
CONNECT NGL PIPELINE, LLC
FIELDCREST RESOURCES LLC
K RAIL LLC
LOADOUT LLC
PVR CHEROKEE GAS PROCESSING LLC
PVR EAST TEXAS GAS PROCESSING, LLC
PVR GAS PIPELINE, LLC
PVR GAS PROCESSING LLC
PVR GAS RESOURCES, LLC
PVR HAMLIN I, LLC
PVR HAMLIN II, LLC
PVR HAMLIN, L.P.
By:	PVR Hamlin I, LLC, its sole general partner
PVR HYDROCARBONS LLC
PVR LAVERNE GAS PROCESSING LLC
PVR MIDSTREAM LLC
PVR NATURAL GAS GATHERING LLC
PVR OKLAHOMA NATURAL GAS GATHERING LLC
SUNCREST RESOURCES LLC
TONEY FORK LLC
WISE LLC

By:	/s/ Frank A. Pici	(SEAL)
Name:	Frank A. Pici
Title:	Vice President

[SIGNATURE PAGE TO PENN VIRGINIA OPERATING CO., LLC

SEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

LENDERS

BNP PARIBAS, individually and as Managing Agent

By:	/s/ Robert Long
Name:	Robert Long
Title:	Vice President

By:	/s/ Courtney Kubesch
Name:	Courtney Kubesch
Title:	Vice President

BRANCH BANKING & TRUST COMPANY

By:	/s/ Hugh Ferguson
Name:	Hugh Ferguson
Title:	Senior Vice President

COMERICA BANK

By:	/s/ Gregory D. Smith
Name:	Gregory D. Smith
Title:	Vice President

[SIGNATURE PAGE TO PENN VIRGINIA OPERATING CO., LLC

SEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

BANK OF AMERICA, N.A. successor by merger to FLEET NATIONAL BANK, individually and as Documentation Agent

By:	/s/ Adam H. Fey
Name:	Adam H. Fey
Title:	Vice President

FORTIS CAPITAL CORP.

By:	/s/ Casey Lowary
Name:	Casey Lowary
Title:	Director

By:	/s/ Ilene Fowler
Name:	Ilene Fowler
Title:	Director

JPMORGAN CHASE BANK, N.A.

By:	/s/ Dianne L. Russell
Name:	Dianne L. Russell
Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION,
individually and as Agent

By:	/s/ Richard C. Munsick
Name:	Richard C. Munsick
Title:	Senior Vice President

[SIGNATURE PAGE TO PENN VIRGINIA OPERATING CO., LLC

SEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

ROYAL BANK OF CANADA, individually and as Syndication Agent

By:	/s/ Don J. McKinnerney
Name:	Don J. McKinnerney
Title:	Authorized Signatory

SOCIÉTÉ GÉNÉRALE, individually and as Managing Agent

By:	/s/ Elena Robciuc
Name:	Elena Robciuc
Title:	Director

AMEGY BANK NATIONAL ASSOCIATION (formerly Southwest Bank of Texas, N.A.)

By:
Name:
Title:

SUNTRUST BANK, individually and as Documentation Agent

By:	/s/ Carmen J. Malizia
Name:	Carmen J. Malizia
Title:	Vice President

[SIGNATURE PAGE TO PENN VIRGINIA OPERATING CO., LLC

SEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

WACHOVIA BANK, NATIONAL ASSOCIATION, individually and as Documentation Agent

By:	/s/ Jonathan R. Richardson
Name:	Jonathan R. Richardson
Title:	Senior Vice President

UBS LOAN FINANCE LLC

By:	/s/ Richard L. Tavrow
Name:	Richard L. Tavrow
Title:	Director

By:	/s/ Mary E. Evans
Name:	Mary E. Evans
Title:	Associate Director

BMO CAPITAL MARKETS FINANCING, INC.

By:	/s/ James Whitmore
Name:	James Whitmore
Title:	Managing Director

BANK OF OKLAHOMA, N.A.

By:	/s/ Jason B. Webb
Name:	Jason B. Webb
Title:	Vice President

[SIGNATURE PAGE TO PENN VIRGINIA OPERATING CO., LLC

SEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

COMMERCE BANK, N.A.

By:	/s/ Gary R. Martz
Name:	Gary R. Martz
Title:	Vice President

UNION BANK OF CALIFORNIA, N.A.

By:	/s/ Richard Reeves
Name:	Richard Reeves
Title:	Vice President

SCHEDULE 1.1(A)

Pricing Grid-Variable pricing and Fees Based on Pricing Grid Leverage Ratio

Level	Pricing Grid Leverage Ratio	Euro-Rate Margin (Revolving Credit Loan)	Base Rate Margin (Revolving Credit Loan)	Commitment Fee	Applicable Letter of Credit Fee
I	Less than or equal to 2.50 to 1.00	1.00%	.00%	.175%	1.00%
II	Greater than 2.50 to 1.00 but less than or equal to 3.00 to 1.00	1.25%	.25%	.20%	1.25%
III	Greater than 3.00 to 1.00 but less than or equal to 3.50 to 1.00	1.50%	.50%	.225%	1.50%
IV	Greater than 3.50 to 1.00	1.75%	.75%	.25%	1.75%

Any change in the Applicable Margin, Applicable Commitment Fee and the Applicable Letter of Credit Fee Rate shall be based upon the financial statements and compliance certificates provided pursuant to Sections 8.3.2 [Quarterly Financial Statements] and 8.3.3 [Annual Financial Statements] and shall become effective on the date such financial statements are due in accordance with Section 8.3.4 [Certificate of the Borrower]. Notwithstanding anything to the contrary contained herein, the Applicable Margin, Applicable Commitment Fee and the Applicable Letter of Credit Fee Rate during the period beginning with the Seventh Amendment Effective Date and ending upon receipt of the March 31, 2008 compliance certificate shall not be less than the percentage margins applicable to Level III as indicated in the pricing grid on Schedule 1.1(A) above.

SCHEDULE 1.1(B)

Commitments of Lenders and Addresses for Notices to Lenders

Part 1 - Commitments of Lenders and Addresses for Notices to Lenders

Lender		Amount of Commitment for Revolving Credit Loans	Ratable Share
Name:	Amegy Bank National Association	$12,000,000	2.000000000%
Address:	Suite 404
4400 Post Oak Parkway
Houston, Texas 77027
Attention:	W. Bryan Chapman
Telephone:	(713) 232-2026
Telecopy:	(713) 561-0345
Email:	bchapman@swbanktx.com
Administrative Contact
Address:	Suite 404
4400 Post Oak Parkway
Houston, Texas 77027
Attention:	Dana Chargois
Telephone:	(713) 232-6395
Telecopy:	(713) 693-7467
Email:	dana.chargois@swbanktx.com

Name:	Bank of America	$48,500,000	8.083333333%
Address:	IL-231-10-35
231 S La Salle Street
Chicago, IL 60604
Attn: Adam Fey
312-828-1462
312-974-4970 (fax)
adam.h.fey@bankofamerica.com

Administrative Contact
Address:	MA5-100-10-01
100 Federal Street
Boston, Massachusetts 02110

Attention:	Bukola Ajanaku
Telephone:	(617) 434-3340
Telecopy:	(617) 434-7559
Email:	bukola.o.ajanaku@bankofamerica.com

Lender		Amount of Commitment for Revolving Credit Loans	Ratable Share
Name:	BNP Paribas	$46,000,000	7.666666667%
Address:	Suite 3100
1200 Smith Street
Houston, Texas 77002
Attention:	Mark Cox
Telephone:	(713) 982-1100
Telecopy:	(713) 659-6915
Loan Operations
Address:	919 Third Avenue
New York, New York 10022
Primary Contact:
Attention:	Tammy Papadeas
Telephone:	(212) 471-6361
Telecopy:	(212) 726-8009
Email:	tammy.papadeas@americas.bnpparibas.com
Secondary Contact:
Attention:	Cheryl Guerra
Telephone:	(212) 471-6331
Telecopy:	(212) 726-8009
Email:	cheryl.guerra@americas.bnpparibas.com
Name:	Branch Banking and Trust Company	$38,000,000	6.333333333%
Address:	233 Wyndale Road
Abingdon, Virginia 24210
Attention:	Hugh Ferguson
Telephone:	(276) 739-7955
Telecopy:	(276) 739-7958
Email:	wferguson@bbandt.com
Administrative Contact
Address:	233 Wyndale Road
Abingdon, Virginia 24210
Attention:	Suzanne Lee
Telephone:	(276) 739-7950
Telecopy:	(276) 739-7958
Email:	jslee@bbandt.com
Name:	Comerica Bank	$24,000,000	4.000000000%
Address:	910 Louisiana, Suite 410
Houston, Texas 77002
Attention:	Huma Vadgama
Telephone:	(713) 220-5615
Telecopy:	(713) 220-5651
Email:	hvadgama@comerica.com
Administrative Contact
Address:	39200 Six Mile Road
Livonia, Michigan 48152
Attention:	Anna L. Cheney
Telephone:	(734) 632-3052
Telecopy:	(734) 632-2993
Email	anna_l_cheney@comerica.com

Lender		Amount of Commitment for Revolving Credit Loans	Ratable Share
Name:	Fortis Capital Corp.	$30,000,000	5.000000000%
Address:	Suite 1400
15455 North Dallas Parkway
Addison, Texas 75001
Attention:	Casey Lowary
Telephone:	(214) 953-9308
Telecopy:	(214) 754-5981
Email:	casey.lowary@fortiscapitalusa.com
Administrative Contact
Address:

Attention:	Sharon Hill-Bryant
Telephone:	(203) 705-5792
Telecopy:	(203) 705-5898
Email:	sharon.hill-bryant@fortiscapital.com
Name	JP Morgan Chase Bank, N.A.	$32,500,000	5.416666667%
Address:	Mail Stop: TX2-4375
910 Travis Street
Houston, Texas 77002
Attention:	Jeanie Gonzalez
Telephone:	(713) 751-6174
Telecopy:	(713) 751-3982
Email:	jeanie_gonzalez@bankone.com
Loan Operations
Address:	Suite IL1-0010
131 S. Dearborn - 5th Floor
Chicago, Illinois 60603
Attention:	Victor Perez
Telephone:	(312) 385-7066
Telecopy:	(312) 385-7095
Email:	victor_perez@bankone.com
Name:	PNC Bank, National Association	$55,000,000	9.166666667%
Address:	One PNC Plaza
249 Fifth Avenue
Pittsburgh, Pennsylvania 15222
Attention:	Richard C. Munsick
Telephone:	(412) 762-4299
Telecopy:	(412) 762-2571
Administrative Contact
Address:	Firstside Center, 4th Floor
500 First Avenue
Pittsburgh, Pennsylvania 15219
Attention:	Rini Davis
Telephone:	(412) 762-7638
Telecopy:	(412) 762-8672
Email:	rini.davis@pncbank.com

Lender		Amount of Commitment for Revolving Credit Loans	Ratable Share
Name:	Royal Bank of Canada	$55,000,000	9.166666667%
Address:	5700 Williams Tower
2800 Post Oak Boulevard
Houston, Texas 77056
Attention:	Jason York
Telephone:	(713) 403-5679
Telecopy:	(713) 403-5624
Email:	jason.york@rbccm.com
Operations
Address:	One Liberty Plaza, 3rd Floor
New York, New York 10006
Attention:	Compton Singh
Telephone:	(212) 428-6332
Telecopy:	(212) 428-2372
Email:	compton.singh@rbccm.com
Name:	Société Générale	$46,000,000	7.666666667%
Address:	1111 Bagby, Suite 2020
Houston, Texas 77002
Attention:	Elena Robciuc
Telephone:	(713) 759-6316
Telecopy:	(713) 650-0824
Email:	elena.robciuc@sgcib.com
Administrative Contact
Address:	560 Lexington Avenue
New York, New York 10022
Attention:	Nancy Kui
Telephone:	(212) 278-6164
Telecopy:	(212) 278-7490
Email:	nancy.kui@sgcib.com
Name:	SunTrust Bank	$48,500,000	8.083333333%
Address:	10th Floor; Mail Code: 1929
303 Peachtree Street
Atlanta, Georgia 30308
Attention:	Joe McCreery
Telephone:	(404) 532-0274
Telecopy:	(404) 827-6270
Email:	joe.mccreery@suntrust.com
Administrative Contact
Address:	10th Floor; Mail Code: 1929
303 Peachtree Street
Atlanta, Georgia 30308
Attention:	Tina Marie Edwards
Telephone:	(404) 588-8660
Telecopy:	(404) 230-1940
Email:	tinamarie.edwards@suntrust.com

Lender		Amount of Commitment for Revolving Credit Loans	Ratable Share
Name:	Wachovia Bank, N.A.	$52,500,000	8.750000000%
Address:	Mailcode: VA7440
201 S. Jefferson Street
Roanoke, Virginia 24011
Attention:	Jonathan R. Richardson
Telephone:	(540) 563-7691
Telecopy:	(540) 563-6320
Email:	jonathan.richardson@wachovia.com
Administrative Contact
Address:	Mailcode: NC1183
201 S. College Street
Charlotte, NC 28244-0002
Attention:	Roshenna Smith
Telephone:	(704) 374-6171
Telecopy:	(704) 715-0099
Email:	roshenna.smith@wachovia.com
Name:	BMO Capital Markets Financing, Inc.	$24,000,000	4.000000000%
Address:	700 Louisiana, Suite 4400
Houston, TX 77002
Attention:	Gumaro Tigerina
Telephone:	(713) 546-9744
Telecopy:	(713) 223-4007
Email:	gumaro.tigerina@bmo.com
Operations Contact
Address:	1st Canadian Place, 19th Floor
Toronto, Ontario Canada
M5X 1AA
Attention:	Maria Tan
Telephone:	(416) 867-6983
Telecopy:	(416) 867-4050
Email:	maria.tan@bmo.com
Name:	Bank of Oklahoma, N.A.	$24,000,000	4.000000000%
Address:	One Williams Center, 8th Floor
Tulsa, OK 74172
Attention:	Jason B. Webb
Telephone:	(918) 588-6771
Telecopy:	(918) 588-6880
Email:	j.webb@bokf.com
Administrative Contact
Address:	One Williams Center, 8th Floor
Tulsa, OK 74172
Attention:	Julie Elliott
Telephone:	(918) 588-6096
Telecopy:	(918) 588-6880
Email:	jelliott@bokf.com

Lender		Amount of Commitment for Revolving Credit Loans	Ratable Share
Name: Commerce Bank, N.A.		$30,000,000	5.000000000%
Address: 2005 Market Street, 2nd floor
Philadelphia, PA 19103
Attention: Gary R. Martz
Telephone: 215.282.2799
Telecopy: 215.282.4032
Email: gary.martz@yesbank.com
Administrative Contact
Address: 6000 Atrium Way, Mt. Laurel, NJ 08054
Attention: Alison Wertz
Telephone: 856.533.4683
Telecopy: 856.533.4879
Email: Investor.Processing@yesbank.com
Samuel B. Miles, IV, Vice President
Commerce Bank, N.A.
2059 Springdale Road
Cherry Hill, NJ 08003
856.470.5204- direct dial
856.470.5212 - fax smiles@yesbank.com
Name:	UBS Loan Finance LLC	$10,000,000	1.666666667%
Address:	677 Washington Boulevard
Stamford, CT 06901
Attention:	Iris Choi
Telephone:	(203) 719-0678
Telecopy:	(203) 719-3888
Email:	iris.choi@ubs.com
Name:	Union Bank of California, N.A.	$24,000,000	4.000000000%
Address:	Energy Capital Services
445 S. Figueroa Street, 15th Floor
Los Angeles, CA 90071
Attention:	Robert Olson
Telephone:	(213) 236-7407
Telecopy:	(213) 236-4096
Email:	robert.olson@uboc.com
Administrative Contact
Address:	Energy Capital Services
445 S. Figueroa Street, 15th Floor
Los Angeles, CA 90071
Attention:	Jonathan Bigelow
Telephone:	[(213) 236-424]
Telecopy:	(213) 236-4096
Email:	jonathan.bigelow@uboc.com
	TOTAL	$600,000,000	100%